VALIC
VALIC - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  11/30/2016

Procedures Pursuant to Rule 10f-3

Securities Purchased
1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  		CAMPING WORLD HOLDINGS INC-A (CWH)

3	Title of Security		CAMPING WORLD HOLDINGS INC-A (CWH)

4	Date of First Offering		10/7/2016

5	Amount of Total Offering		 $249,999,992.00

6	Unit Price		22.00

7	Underwriting Spread or Commission		7.000%

8	Rating		NA

9	Maturity Date		NA

10	Current Yield

11	Yield to Maturity		NA

12	Subordination Features		NA

13	Nature of issuing Political		NA
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		NA

15	Dollar Amount of Purchases		 $54,956.00

16	Number of Shares Purchased		2,498

17	Years of Continuous Operation		50

18	Percentage of Offering Purchased		0.02%
	by Portfolio

19	Percentage of Offering Purchased by		3.50%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		3.52%

21	Percentage of Portfolio Assets
	Applied to Purchase		0.05%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased		Goldman
			JP Morgan
			Credit Suisse

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)

  VALIC
VALIC - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  11/30/2016

Procedures Pursuant to Rule 10f-3

Securities Purchased

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  		EXTRACTION OIL & GAS INC (XOG)

3	Title of Security		EXTRACTION OIL & GAS INC (XOG)

4	Date of First Offering		10/7/2016

5	Amount of Total Offering		 $633,333,327.00

6	Unit Price		19.00

7	Underwriting Spread or Commission		5.500%

8	Rating		NA

9	Maturity Date		NA

10	Current Yield

11	Yield to Maturity		NA

12	Subordination Features		NA

13	Nature of issuing Political		NA
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		NA

15	Dollar Amount of Purchases		 $15,181.00

16	Number of Shares Purchased		799

17	Years of Continuous Operation		4

18	Percentage of Offering Purchased		0.002%
	by Portfolio

19	Percentage of Offering Purchased by		0.978%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		0.980%

21	Percentage of Portfolio Assets
	Applied to Purchase		0.01%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased		Credit Suisse
			Barclays
			Goldman
			Citigroup

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)


VALIC Companyy II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  November 30, 2016
Procedures Pursuant to Rule 10f-3
Securities Purchased

1	Name of Underwriters		JP Morgan Securities LLC
			Morgan Stanley & Co LLC






2	Name of Issuer  		COUPA SOFTWARE INC

3	Title of Security		Equity

4	Date of First Offering		10/6/2016

5	Amount of Total Offering		$133,200,000.00

6	Unit Price		$18.00

7	Underwriting Spread or Commission		$1.26

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$117,000.00

16	Number of Shares Purchased		 6,500

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.09%
	by Portfolio

19	Percentage of Offering Purchased by		3.27%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		3.36%

21	Percentage of Portfolio Assets		0.12%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Morgan Stanley And Co LLC
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)


VALIC Companyy II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  November 30, 2016
Procedures Pursuant to Rule 10f-3
Securities Purchased

1	Name of Underwriters		JP Morgan Securities LLC
			Morgan Stanley & Co LLC

2	Name of Issuer  		IRHYTHM TECHNOLOGIES INC

3	Title of Security		Equity

4	Date of First Offering		10/20/2016

5	Amount of Total Offering		$107,000,006.00

6	Unit Price		$17.00

7	Underwriting Spread or Commission		$1.19

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$91,800.00

16	Number of Shares Purchased		 5,400

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.09%
	by Portfolio

19	Percentage of Offering Purchased by		2.69%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		2.78%

21	Percentage of Portfolio Assets		0.09%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Morgan Stanley And Co LLC
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)


VALIC Companyy II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  November 30, 2016
Procedures Pursuant to Rule 10f-3
Securities Purchased

1	Name of Underwriters		JP Morgan Securities LLC
			Morgan Stanley & Co LLC

2	Name of Issuer  		ACUSHNET HOLDINGS CORP

3	Title of Security		Equity

4	Date of First Offering		10/28/2016

5	Amount of Total Offering		$328,666,661.00

6	Unit Price		$17.00

7	Underwriting Spread or Commission		$0.98

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$159,800.00

16	Number of Shares Purchased		 9,400

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.05%
	by Portfolio

19	Percentage of Offering Purchased by		8.56%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		8.61%

21	Percentage of Portfolio Assets		0.06%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Morgan Stanley And Co LLC
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)


VALIC Companyy II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  November 30, 2016
Procedures Pursuant to Rule 10f-3
Securities Purchased

1	Name of Underwriters		JP Morgan Securities LLC
			Goldman Sachs & Co.

2	Name of Issuer  		CAMPING WORLD HOLDINGS INC-A

3	Title of Security		Equity

4	Date of First Offering		10/7/2016

5	Amount of Total Offering		$249,999,992.00

6	Unit Price		$22.00

7	Underwriting Spread or Commission		$1.46

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$151,800.00

16	Number of Shares Purchased		 6,900

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.06%
	by Portfolio

19	Percentage of Offering Purchased by		1.47%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		1.53%

21	Percentage of Portfolio Assets		0.05%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		GOLDMAN SACHS AND CO NEW YORK
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)



  VALIC
VALIC - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  02/28/2017

Procedures Pursuant to Rule 10f-3
Securities Purchased
1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  		Keane Group Holdings (FRAC)

3	Title of Security		Keane Group Holdings (FRAC)

4	Date of First Offering		1/20/2017

5	Amount of Total Offering		$508,440,000.00

6	Unit Price		19.00

7	Underwriting Spread or Commission		6.500%

8	Rating		NA

9	Maturity Date		NA

10	Current Yield

11	Yield to Maturity		NA

12	Subordination Features		NA

13	Nature of issuing Political		NA
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		NA

15	Dollar Amount of Purchases		$4,617.00

16	Number of Shares Purchased		243

17	Years of Continuous Operation		44

18	Percentage of Offering Purchased		0.001%
	by Portfolio

19	Percentage of Offering Purchased by		0.259%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		0.260%

21	Percentage of Portfolio Assets
	Applied to Purchase		0.003%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased		Citigroup,
			Morgan Stanley,
			Bank of America, JP Morgan





23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)

  VALIC
VALIC - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  02/28/2017

Procedures Pursuant to Rule 10f-3

			Securities Purchased
			1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  		Jagged Peak Energy (JAG)

3	Title of Security		Jagged Peak Energy (JAG)

4	Date of First Offering		1/27/2017

5	Amount of Total Offering		$473,990,010.00

6	Unit Price		15.00

7	Underwriting Spread or Commission		5.500%

8	Rating		NA

9	Maturity Date		NA

10	Current Yield

11	Yield to Maturity		NA

12	Subordination Features		NA

13	Nature of issuing Political		NA
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		NA

15	Dollar Amount of Purchases		$43,065.00

16	Number of Shares Purchased		2,871

17	Years of Continuous Operation		4

18	Percentage of Offering Purchased		0.009%
	by Portfolio

19	Percentage of Offering Purchased by		0.471%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		0.480%

21	Percentage of Portfolio Assets
	Applied to Purchase		0.004%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased		Citigroup
			Credit-Suisse
			JP Morgan
			Goldman Sachs
			RBC Capital
			Wells Fargo

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)



  VALIC
VALIC - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  02/28/2017

Procedures Pursuant to Rule 10f-3

			Securities Purchased
			1


1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  		Jeld-Wen Holding Inc. (JELD)

3	Title of Security		Jeld-Wen Holding Inc. (JELD)

4	Date of First Offering		1/27/2017

5	Amount of Total Offering		$575,000,000.00

6	Unit Price		23.00

7	Underwriting Spread or Commission		6.250%

8	Rating		NA

9	Maturity Date		NA

10	Current Yield

11	Yield to Maturity		NA

12	Subordination Features		NA

13	Nature of issuing Political		NA
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		NA

15	Dollar Amount of Purchases		$32,039.00

16	Number of Shares Purchased		1,393

17	Years of Continuous Operation		57

18	Percentage of Offering Purchased		0.006%
	by Portfolio

19	Percentage of Offering Purchased by		1.594%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		1.600%

21	Percentage of Portfolio Assets
	Applied to Purchase		0.004%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased		Barclays
			Citigroup, Credit Suisse
			JP Morgan
			Deutsche Bank


23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)



 VALIC
VALIC - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  02/28/2017

Procedures Pursuant to Rule 10f-3

			Securities Purchased
			1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  		Jounce Therapeutics (JNCE)

3	Title of Security		Jounce Therapeutics (JNCE)

4	Date of First Offering		1/27/2017

5	Amount of Total Offering		$104,000,000.00

6	Unit Price		16.00

7	Underwriting Spread or Commission		7.000%

8	Rating		NA

9	Maturity Date		NA

10	Current Yield

11	Yield to Maturity		NA

12	Subordination Features		NA

13	Nature of issuing Political		NA
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		NA

15	Dollar Amount of Purchases		$6,128.00

16	Number of Shares Purchased		383

17	Years of Continuous Operation		4

18	Percentage of Offering Purchased		0.006%
	by Portfolio

19	Percentage of Offering Purchased by		0.304%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		0.310%

21	Percentage of Portfolio Assets
	Applied to Purchase		0.005%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased		Barclays
			Citigroup, Credit Suisse
			JP Morgan
			Deutsche Bank


23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)


  VALIC
VALIC - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  02/28/2017

Procedures Pursuant to Rule 10f-3

			Securities Purchased
			1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  		Rev Group Inc (REVG)

3	Title of Security		Rev Group Inc (REVG)

4	Date of First Offering		1/27/2017

5	Amount of Total Offering		$275,000,000.00

6	Unit Price		22.00

7	Underwriting Spread or Commission		6.625%

8	Rating		NA

9	Maturity Date		NA

10	Current Yield

11	Yield to Maturity		NA

12	Subordination Features		NA

13	Nature of issuing Political		NA
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		NA

15	Dollar Amount of Purchases		$45,980.00

16	Number of Shares Purchased		2,090

17	Years of Continuous Operation		7

18	Percentage of Offering Purchased		0.017%
	by Portfolio

19	Percentage of Offering Purchased by		4.783%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		4.800%

21	Percentage of Portfolio Assets
	Applied to Purchase		0.004%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased		Goldman Sachs
			Morgan Stanley
			BMO Capital
			Credit Suisse

23	Is the Adviser,Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)


VALIC Companyy II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  February 28, 2017
Procedures Pursuant to Rule 10f-3
Securities Purchased

1	Name of Underwriters		"Barclays Capital Inc.


2	Name of Issuer  		JELD-WEN HOLDING INC

3	Title of Security		Equity

4	Date of First Offering		1/27/2017

5	Amount of Total Offering		$575,000,000.00

6	Unit Price		$23.00

7	Underwriting Spread or Commission		$1.44

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$211,600.00

16	Number of Shares Purchased		 9,200

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.04%
	by Portfolio

19	Percentage of Offering Purchased by		3.74%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		3.78%

21	Percentage of Portfolio Assets		0.20%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Citigroup Global Markets Inc
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)




VALIC Companyy II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  February 28, 2017
Procedures Pursuant to Rule 10f-3
Securities Purchased

1	Name of Underwriters		"Citigroup Global Markets Inc.
"
			Credit Suisse





2	Name of Issuer  		JAGGED PEAK ENERGY INC

3	Title of Security		Equity

4	Date of First Offering		1/27/2017

5	Amount of Total Offering		$473,990,010.00

6	Unit Price		$15.00

7	Underwriting Spread or Commission		$0.83

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$582,000.00

16	Number of Shares Purchased		 38,800

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.12%
	by Portfolio

19	Percentage of Offering Purchased by		1.67%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		1.79%

21	Percentage of Portfolio Assets		0.56%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Citigroup Global Markets Inc
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)

VALIC Companyy II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  February 28, 2017
Procedures Pursuant to Rule 10f-3
Securities Purchased


1	Name of Underwriters		J.P. Morgan Securities LLC
			Piper Jaffray
			Wells Fargo

2	Name of Issuer  		TELADOC INC

3	Title of Security		Equity

4	Date of First Offering		1/19/2017

5	Amount of Total Offering		$138,187,500.00

6	Unit Price		$16.75

7	Underwriting Spread or Commission		$0.96

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$447,225.00

16	Number of Shares Purchased		 26,700

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.32%
	by Portfolio

19	Percentage of Offering Purchased by		4.68%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		5.00%

21	Percentage of Portfolio Assets		0.44%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Piper Jaffray And Company
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)




VALIC Companyy II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  February 28, 2017
Procedures Pursuant to Rule 10f-3
Securities Purchased

1	Name of Underwriters		JP Morgan Securities LLC
			SunTrust Robinson Humphrey, Inc.
			RBC Capital Markets




2	Name of Issuer  		KINSALE CAPITAL GROUP INC

3	Title of Security		Equity

4	Date of First Offering		12/1/2016

5	Amount of Total Offering		$92,400,000.00

6	Unit Price		$27.50

7	Underwriting Spread or Commission		$1.38

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$173,250.00

16	Number of Shares Purchased		 6,300

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.19%
	by Portfolio

19	Percentage of Offering Purchased by		11.48%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		11.67%

21	Percentage of Portfolio Assets		0.07%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		WILLIAM BLAIR AND COMPANY LLC
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)


VALIC Companyy II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  February 28, 2017
Procedures Pursuant to Rule 10f-3
Securities Purchased


1	Name of Underwriters		Barclays Capital Inc
			Credit Suisse
			Citigroup Global Markets


2	Name of Issuer  		JELD-WEN HOLDING INC

3	Title of Security		Equity

4	Date of First Offering		1/27/2017

5	Amount of Total Offering		$575,000,000.00

6	Unit Price		$23.00

7	Underwriting Spread or Commission		$1.44

8	Rating		N/A

9	Maturity Date		N/A

10	Current Yield		N/A

11	Yield to Maturity		N/A

12	Subordination Features		N/A

13	Nature of issuing Political		N/A
	Entity, if any, including in
	the case of revenue bonds,
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		N/A

15	Dollar Amount of Purchases		$519,800.00

16	Number of Shares Purchased		 22,600

17	Years of Continuous Operation		3+

18	Percentage of Offering Purchased		0.09%
	by Portfolio

19	Percentage of Offering Purchased by		3.74%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)		3.83%

21	Percentage of Portfolio Assets		0.16%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Citigroup Global Markets Inc
	Dealer(s) from whom Purchased

23	Is the Adviser, any Subadviser		Yes
	or any person of which the Adviser
	or Subadviser is an "affiliated
	person", a Manager or Co-Manager
	of Offering?

24	Were Purchases Designated as Group		No
	Sales or otherwise allocated to the
	Adviser, any Subadviser or any person
	of whom the Adviser or Subadviser is
	an "affiliated person"?

25 Was the Offering Fully Subscribed?  			Yes
(Yes or No)